Supplement dated October 23, 2008
to the
Leader Short-Term Bond Fund Prospectus
dated September 29, 2008

FOR FORMER SHAREHOLDERS OF THE LEADER SHORT-TERM BOND FUND

On October 17, 2008, the shareholders of the Leader Short-Term Bond Fund (the “Fund”), a series of Trust for Professional Managers (“TPM”), approved a proposal to reorganize the Fund into a newly created fund, the Leader Short-Term Bond Fund (the “New Leader Fund”), a series of the Northern Lights Fund Trust.  This reorganization was completed on October 20, 2008.  Leader Capital Corporation will continue to serve as the investment adviser of the New Leader Fund.

The reorganization of the Fund did not affect the other series of TPM or their shareholders, and none of the other TPM Funds were the subject of the reorganization proposal.

Please retain this Supplement with your Prospectus for reference.

The date of this Supplement is October 23, 2008.